Exhibit 10.2

Execution Copy

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

AMONG

PRO GP CORP.,

PRO LP CORP.,

BREITBURN ENERGY CORPORATION,

BREITBURN ENERGY COMPANY L.P.,

BREITBURN MANAGEMENT COMPANY, LLC,

BREITBURN GP, LLC,

BREITBURN ENERGY PARTNERS L.P.,

BREITBURN OPERATING GP, LLC

AND

BREITBURN OPERATING L.P.

BREITBURN ENERGY PARTNERS L.P.

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

i

ii

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of October 10, 2006, is entered into by and among Pro GP Corp., a Delaware corporation (“Pro GP”), Pro LP Corp., a Delaware corporation (“Pro LP”), BreitBurn Energy Corporation, a California corporation (“BEC”), BreitBurn Energy Company L.P., a Delaware limited partnership (“BreitBurn Energy”), BreitBurn Management Company, LLC, a Delaware limited liability company (“BreitBurn Management”), BreitBurn GP, LLC, a Delaware limited liability company (the “General Partner”), BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), BreitBurn Operating GP, LLC, a Delaware limited liability company (“Operating GP”) and BreitBurn Operating L.P., a Delaware limited partnership (“Operating LP”).  The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”  Capitalized terms used herein shall have the meanings assigned to such terms in Section 1.1.

RECITALS:

WHEREAS, the General Partner, BEC, Pro GP and Pro LP have formed the Partnership pursuant to the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) for the purpose of engaging in any business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized pursuant to the Delaware LP Act;

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1.     Pro GP, Pro LP and BEC formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed an aggregate of $1,000 to the General Partner in exchange for all of the member interests in the General Partner;

2.     Pro GP, Pro LP and BEC formed BreitBurn Management under the terms of the Delaware LLC Act and contributed an aggregate of $1,000 to BreitBurn Management in exchange for all of the member interests in BreitBurn Management;

3.     the General Partner, BEC, Pro GP and Pro LP formed the Partnership under the terms of the Delaware LP Act and the General Partner contributed $20 to the Partnership in exchange for a 2% general partner interest in the Partnership and BEC, Pro GP and Pro LP contributed an aggregate of $980 to the Partnership in exchange for a 98% limited partner interest in the Partnership (the “Initial Limited Partner Interest”);

4.     BreitBurn Energy formed Operating GP under the terms of the Delaware LLC Act and contributed $1,000 to Operating GP in exchange for all of the member interests in Operating GP; and

5.     Operating GP and BreitBurn Energy formed Operating LP under the terms of the Delaware LP Act and contributed $.01 and $999.99 to Operating LP in exchange for a .001% general partner interest and a 99.999% limited partner interest in Operating LP, respectively;

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the following shall occur:

1.     BreitBurn Energy will convey to Operating LP (.001% on behalf of Operating GP) its interests in the Assets (as defined herein) (provided that with respect to the Non-Consent Assets (as defined herein) same will only be conveyed to the extent provided herein), and Operating LP will assume the Indebtedness (as defined herein);

2.     BreitBurn Energy will distribute its interest in Operating GP and its limited partner interest in Operating LP to Pro GP, Pro LP and BEC in proportion to their ownership interests in BreitBurn Energy;

3.     Pro GP, Pro LP and BEC will convey a 0.01%, 1.90% and 0.09%, respectively, interest in Operating LP to the General Partner, which interests in Operating LP will have an aggregate value equal to 2% of the equity value of the Partnership at the closing of the transactions contemplated by this Agreement (as defined herein) and shall be referred to herein as the “Interests”, in exchange for a 0.40%, 95.15% and 4.45%, respectively, member interest in the General Partner;

4.     the General Partner will convey the Interests to the Partnership in exchange for a continuation of its 2% general partner interest in the Partnership;

5.     Pro GP, Pro LP and BEC will convey all of their interests in Operating GP and their remaining interests in Operating LP to the Partnership in exchange for (a) 15,975,758 common units (“Common Units”) representing limited partner interests with a 71.24% limited partner interest in the Partnership and (b) the right to receive $63.2 million to reimburse them for certain capital expenditures made directly by them or through BreitBurn Energy;

6.     in connection with the Partnership’s initial public offering (the “Offering”), the public, through the Underwriters (as defined herein), will contribute $111,000,000 in cash to the Partnership, less the Underwriters’ discount of 7%, in exchange for 6,000,000 Common Units representing a 26.76% limited partner interest in the Partnership;

7.     the Partnership will use the proceeds from the Offering of Common Units to (a) pay transaction expenses, which are estimated to be $3.5 million (exclusive of the Underwriters’ discount), (b) distribute $63.2 million to Pro GP, Pro LP and BEC to reimburse them for certain capital expenditures, and (c) contribute the balance, $36.5 million, to Operating LP (.001% on behalf of Operating GP), which will use it to retire the Indebtedness;

8.     Pro GP, Pro LP and BEC will convey their interests in the General Partner to BreitBurn Management as a capital contribution;

9.     to the extent that the Underwriters exercise their over-allotment option to purchase up to 900,000 Common Units (the “Over-Allotment Option”), the Partnership will use the net proceeds to redeem from Pro GP, Pro LP and BEC a number of Common Units owned by Pro GP, Pro LP and BEC (in proportion to their Common Unit ownership) equal to those sold pursuant to the Over-Allotment Option and to reimburse Pro GP, Pro LP and BEC for capital expenditures incurred by them or BreitBurn Energy; and

10.   the organizational documents of the Parties will be amended and restated as necessary to reflect the applicable matters set forth above and as contained in this Agreement;

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                      Terms.

The following defined terms shall have the meanings given below:

“Agreement” means this Contribution, Conveyance and Assumption Agreement.

“Affiliates” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Assets” means the assets listed on Schedule A hereto and as described in the Assignment with respect thereto.

“Assignment” means one or more Deed, Assignment and Bill of Sale substantially in the form attached as Exhibit A, but modified as necessary for state-specific requirements.

“BEC” has the meaning as set forth in the opening paragraph of this Agreement.

“BreitBurn Energy” has the meaning as set forth in the opening paragraph of this Agreement.

“BreitBurn Management” has the meaning as set forth in the opening paragraph of this Agreement.

“Code” means Internal Revenue Code of 1986, as amended.

“Common Units” has the meaning as set forth in the Partnership Agreement.

“Conflicts Committee” means the Conflicts Committee of the General Partner.

“Corporate Subs” means Alamitos Company and Phoenix Production Company.

“Covered Environmental Losses” is defined in Section 3.2.

“Delaware GCL” has the meaning as set forth in the Recitals of this Agreement.

“Delaware LLC Act” has the meaning as set forth in the Recitals of this Agreement.

“Delaware LP Act” has the meaning as set forth in the Recitals of this Agreement.

“Effective Date” means October 10, 2006.

“Effective Time” means 12:01 a.m. Eastern Daylight Time on October 10, 2006.

“Environmental Laws” means all federal, state, and local laws, statutes, rules, regulations, orders and ordinances, legally enforceable requirements and rules of common law, now or hereafter in effect, relating to protection of the environment including, without limitation, the federal Comprehensive Environmental Response, Compensation, and Liability Act, the Superfund Amendments Reauthorization Act, the Resource Conservation and Recovery Act, the Clean Air Act, the Federal Water Pollution Control Act, the Toxic Substances Control Act, the Oil Pollution Act, the Safe Drinking Water Act, the Hazardous Materials Transportation Act and other environmental conservation and protection laws, each as amended from time to time.

“General Partner” has the meaning as set forth in the opening paragraph of this Agreement.

“Hazardous Substance” means (a) any substance that is designated, defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance, or that is otherwise regulated under any Environmental Law, including, without limitation, any hazardous substance as such term is defined under the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, and (b) petroleum, petroleum products, crude oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel and other petroleum hydrocarbons whether refined or unrefined and (c) asbestos, whether in a friable or a non-friable condition, and polychlorinated biphenyls.

“Indebtedness” means the indebtedness listed on Schedule B hereto.

“Indemnified Party” means either the Partnership Group or BreitBurn Energy, as the case may be, each in its capacity as a party entitled to indemnification in accordance with Article III.

“Indemnifying Party” means either the Partnership Group or BreitBurn Energy, as the case may be, each in its capacity as a party from whom indemnification may be required in accordance with Article III.

“Indemnified Assets” means all assets conveyed, contributed or otherwise Transferred by BreitBurn Energy and its Affiliates to the Partnership Group prior to or on the Effective Date, including any such assets held by a Person whose ownership interests are Transferred by BreitBurn Energy and its Affiliates thereof to the Partnership Group prior to or on the Effective Date by means of operation of law or otherwise.

“Interests” has the meaning as set forth in the Recitals of this Agreement.

“Non-Consent Assets” has the meaning as set forth in Section 2.1 of this Agreement.

“Offering” has the meaning as set forth in the Recitals of this Agreement.

“Operating GP” has the meaning as set forth in the opening paragraph of this Agreement.

“Operating LP” has the meaning as set forth in the opening paragraph of this Agreement.

“Operating Subsidiaries” means the Corporate Subs and the Partnership Subs.

“Operations and Proceeds Agreement” means one or more agreements substantially in the form attached as Exhibit B hereto.

“Other Losses” is defined in 3.4(a).

“Over-Allotment Option” has the meaning as set forth in the Recitals of this Agreement.

“Party” or “Parties” has the meaning as set forth in the opening paragraph of this Agreement.

“Partnership” has the meaning as set forth in the opening paragraph of this Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, as it may be amended, supplemented or restated from time to time.

“Partnership Entities” means the General Partner, the Partnership, Operating GP, Operating LP and the Operating Subsidiaries.

“Partnership Group” means the General Partner, the Partnership and all of their respective Subsidiaries.

“Partnership Subs” means Preventive Maintenance Services LLC and Alamitos Company LLC.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Pro GP” has the meaning as set forth in the opening paragraph of this Agreement.

“Pro LP” has the meaning as set forth in the opening paragraph of this Agreement.

“Registration Statement” means the registration statement on Form S-1 filed by the Partnership relating to the Offering.

“Retained Assets” means the assets and investments owned by BreitBurn Energy and any of its Affiliates that were not conveyed, contributed or otherwise Transferred to the Partnership Group pursuant to the Contribution Agreement and other documents relating to the transactions referred to in the Contribution Agreement, including, without limitation, the replacements and natural extensions thereof.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) or limited liability company in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership or member of such limited liability company, but only if more than 50% of the partnership interests of such partnership or membership interests of such limited liability company (considering all of the partnership interests or membership interests as a single class) is owned, directly or indirectly, at the date of determination, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation, a partnership or a limited liability company) in which such Person, one or more Subsidiaries of such Person, or a combination thereof, directly or indirectly,  at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such person.

“Surface Operating Agreement” means the agreement attached as Exhibit C hereto.

“Transfer” including the correlative terms “Transferring” or “Transferred” means any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition (whether voluntary, involuntary or by operation of law) of any assets, property or rights.

“Underwriters” means RBC Capital Markets Corporation, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Deutsche Bank Securities Inc. and Canaccord Adams Inc.

“Voluntary Cleanup Program” means a program of the United States or a state of the United States enacted pursuant to Environmental Laws which provides for a mechanism for the written approval of, or authorization to conduct, voluntary remedial action for the clean-up, removal or remediation of contamination that exceeds actionable levels established pursuant to Environmental Laws.

ARTICLE II
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Section 2.1                                      Contribution of Interests by BreitBurn Energy to Operating LP and Operating GP.

BreitBurn Energy hereby agrees to contribute, bargain, convey, assign, transfer, set over and deliver to Operating LP (.001% on behalf of Operating GP), its interests in the Assets, as a capital contribution, pursuant to the Assignment and such other additional instruments and agreements as may be necessary to affect same in exchange for an assumption by Operating LP of the Indebtedness, and Operating LP hereby accepts such contribution to the capital of Operating LP and assumes the Indebtedness; provided however that the underlying real property interests described in Part 2 of Schedule A and described in “Exhibit A” to Exhibits B-1 and B-2 to this Agreement (collectively, the “Non-Consent Assets”) shall only be contributed, if at all, following receipt of all consents deemed necessary to such contribution by BreitBurn Energy; and further provided that, with respect to the property described in Part 3 of Schedule A and described in “Exhibit A” to Exhibit C to this Agreement, it is understood and agreed that the Surface Use Agreement (as defined in Exhibit C, the Surface Operating Agreement) related to such property shall only be contributed, if at all, following receipt of all consents deemed necessary to such contribution by BreitBurn Energy.  Concurrently, with such contribution, BreitBurn Energy and Operating LP shall enter into the Operations and Proceeds Agreement with respect to the Non-Consent Assets and the Surface Operating Agreement.

Section 2.2                                      Distribution and Assignment of Interests in Operating GP and Operating LP by BreitBurn Energy to Pro GP, Pro LP and BEC.

BreitBurn Energy hereby grants, distributes, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Pro GP, Pro LP and BEC, their respective successors and assigns, for their own use forever, all of its interest in Operating GP and its limited partner interest in Operating LP in proportion to the ownership of Pro GP, Pro LP and BEC in BreitBurn Energy, and Pro GP, Pro LP and BEC hereby accept such interests.

Section 2.3                                      Contribution of Interests by Pro GP, Pro LP and BEC to the General Partner.

Pro GP, Pro LP and BEC hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to the General Partner, its successors and assigns, for its and their own use forever, the Interests, which Interests have an aggregate value equal to 2% of the equity value of the Partnership at the closing of the transactions contemplated by this Agreement, in exchange for a 0.40%, 95.15% and 4.45%, respectively, member interest in the General Partner, and the General Partner hereby accepts the Interests as a contribution to the capital of the General Partner.

Section 2.4             Contribution of Interests by the General Partner to the Partnership.

The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and assigns, for its and their own use forever, the Interests in exchange for a continuation of its 2% general partner interest in the Partnership, and the Partnership hereby accepts the Interests as a contribution to the capital of the Partnership.

Section 2.5                                      Contribution of Interests in Operating GP and Operating LP by Pro GP, Pro LP and BEC to the Partnership.

Pro GP, Pro LP and BEC hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to the Partnership, its successors and assigns, for its and their own use forever, all their member interests in Operating GP and their remaining interests in Operating LP in exchange for (a) 15,975,758 Common Units, representing limited partner interests with a 71.24% limited partner interest in the Partnership, and (b) the right to receive $63.2 million to reimburse them for certain capital expenditures made directly by them or through BreitBurn Energy, and the Partnership hereby accepts such member interests in Operating GP and limited partner interests in Operating LP as a contribution to the capital of the Partnership.

Section 2.6                                      Public Cash Contribution.

The Parties acknowledge a cash contribution by the public through the Underwriters to the Partnership of $111,000,000 ($103,230,000 after the Underwriters’ discount of 7%) in exchange for 6,000,000 Common Units representing a 26.76% limited partner interest in the Partnership.

Section 2.7                                      Payment of Transaction Expenses by the Partnership; Distribution to Pro GP, Pro LP and BEC by the Partnership; Cash Contribution by the Partnership to Operating LP.

The Parties acknowledge (a) the payment by the Partnership, in connection with the transactions contemplated hereby, of transaction expenses in the amount of approximately $3.5 million (exclusive of the Underwriters’ discount), (b) the distribution by the Partnership of approximately $63.2 million to Pro GP, Pro LP and BEC to reimburse them for certain capital expenditures and (c) the contribution by the Partnership of its remaining cash of approximately $36.5 million as a capital contribution to Operating LP (.001% on behalf of Operating GP), which will use it to retire the Indebtedness.

Section 2.8                                      Contribution of Interests in the General Partner by Pro GP, Pro LP and BEC to BreitBurn Management.

Pro GP, Pro LP and BEC hereby grant, contribute, bargain, convey, assign, transfer, set over and deliver to the BreitBurn Management, its successors and assigns, for its and their own use forever, their interests in the General Partner, and BreitBurn Management hereby accepts their interests in the General Partner as a contribution to the capital of the BreitBurn Management.

Section 2.9             Over-Allotment Option.

The Parties acknowledge that in the event the Underwriters exercise their Over-Allotment Option, the Partnership will use the net proceeds therefrom to redeem from Pro GP, Pro LP and BEC a pro rata number of Common Units owned by each of Pro GP, Pro LP and BEC equal to the number of Common Units issued upon exercise of the Over-Allotment Option, at a price per Common Unit equal to the net proceeds per Common Unit received by the Partnership after the Underwriters’ discount but before other expenses.

Section 2.10                                Redemption of the Initial Limited Partner Interest.

The Partnership hereby agrees to redeem from BEC, Pro GP and Pro LP and agrees to retire the Initial Limited Partner Interest in exchange for an aggregate payment of cash of $980.

ARTICLE III
ASSUMPTIONS OF CERTAIN LIABILITIES; INDEMNIFICATION

Section 3.1                                      Assumption of Indebtedness.

In connection with the contribution and transfer by BreitBurn Energy of interests in the Assets to Operating LP, pursuant to Section 2.1 above, Operating LP hereby assumes and agrees to duly and timely pay, perform and discharge the Indebtedness, to the full extent that the parties thereto have been heretofore or would have been in the future obligated to pay, perform and discharge the Indebtedness were it not for the execution and delivery of this Agreement; provided, however, that said assumption and agreement to duly and timely pay, perform and discharge the Indebtedness shall not (a) increase the obligation of the Operating LP with respect to the Indebtedness beyond that of the parties thereto, (b) waive any valid defense that was available to the parties thereto with respect to the Indebtedness or (c) enlarge any rights or remedies of any third party, if any, under the Indebtedness.

Section 3.2                                      Environmental Indemnification.

(a)           Subject to Section 3.3, BreitBurn Energy shall indemnify, defend and hold harmless the Partnership Group from and against any environmental claims, losses and expenses (including, without limitation, court costs and reasonable attorney’s and expert’s fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by the Partnership Group by reason of or arising out of:

(i)            any violation of Environmental Laws associated with the ownership or operation of the Indemnified Assets; or

(ii)           any event or condition associated with ownership or operation of the Indemnified Assets (including, without limitation, the presence of Hazardous Substances on, under, about or migrating to or from the Indemnified Assets or the disposal or release of Hazardous Substances generated by operation of the Indemnified Assets at non-Indemnified Asset locations) including, without limitation, (A) the cost and expense of any investigation, assessment, evaluation, monitoring, containment, cleanup, repair, restoration, remediation, or other corrective action required or necessary under Environmental Laws or to satisfy any applicable Voluntary Cleanup Program, (B) the cost or expense of the preparation and implementation of any closure, remedial, corrective action or other plans required or necessary under Environmental Laws or to satisfy any applicable Voluntary Cleanup Program and (C) the cost and expense for any environmental pre-trial, trial, or appellate legal or litigation support work;

but only to the extent that such violation complained of under Section 3.2(a)(i) or such events or conditions included under Section 3.2(a)(ii) occurred before the Effective Date (collectively, “Covered Environmental Losses”).  Covered Environmental Losses shall not include any claim, loss or expense arising from or related to the plugging and abandonment of wells associated with the Indemnified Assets upon the determination that such well or wells have reached its or their useful economic life.   The term “plugging and abandonment” as used herein shall mean all plugging, replugging, and abandonment associated with the Indemnified Assets, or any portion thereof, and including, but not limited to, all plugging and abandonment, associated removal, disposal or restoration of the surface, site clearance and disposal of the wells, structures and personal property located on or associated with the Indemnified Assets, the removal or capping and burying of all associated flowlines, the recontouring of the surface in accordance with applicable laws or the terms and conditions of applicable leases, licenses, franchises or contracts, site clearance and any disposal of related waste materials or Hazardous Substances of the type ordinarily encountered in oil and gas operations, but “plugging and abandonment” shall not include investigation or remediation of soil, groundwater, or surface water contamination (requiring remediation or response action under applicable Environmental Laws) exceeding the level of site restoration typically required for normal plugging and abandonment activities.

(b)           Except for claims for Covered Environmental Losses made before the fourth anniversary of the Effective Date, which shall not terminate, all environmental indemnification obligations in this 3.2 shall terminate on the fourth anniversary of the Effective Date.

Section 3.3                                      Limitations Regarding Environmental Indemnification.

The aggregate liability of BreitBurn Energy in respect of all Covered Environmental Losses under Section 3.2 shall not exceed $5.0 million and BreitBurn Energy shall not have any obligation under Section 3.2 until such Covered Environmental Losses exceed $500,000 and then only to the extent such aggregate Covered Environmental Losses exceed $500,000.  Notwithstanding anything herein to the contrary, in no event shall BreitBurn Energy Entities have any indemnification obligations under Section 3.2 for claims made as a result of additions to or modifications of Environmental Laws promulgated after the Effective Date.

Section 3.4                                      Additional Indemnification.

(a)           In addition to and not in limitation of the indemnification provided under Section 3.2, BreitBurn Energy shall indemnify, defend and hold harmless the Partnership Group from and against any claims, losses and expenses (including, without limitation, court costs and reasonable attorney’s and expert’s fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by the Partnership Group (“Other Losses”) by reason of or arising out of (i) failure to convey good and defensible title to the Indemnified Assets to one or more members of the Partnership Group subject only to encumbrances that do not materially adversely affect the value of the Indemnified Assets or the ability of the Partnership Group to operate the Indemnified Assets in substantially the same manner as they were operated immediately prior to the Effective Date, (ii) events and conditions associated with the Retained Indemnified Assets whether occurring before or after the Effective Date and (iii) all federal, state and local income tax liabilities attributable to the operation of the Indemnified Assets prior to the Effective Date, including any such income tax liabilities of BreitBurn Energy that may result from the consummation of the formation transactions for the Partnership Entities; provided that the Partnership Group shall not be entitled to the indemnity in Section 3.2(a)(ii) for Other Losses to the extent caused by gross negligence, bad faith or fraud or willful misconduct of any member of the Partnership Group.  All title indemnification obligations in Section 3.2(a)(i) shall terminate on the fourth anniversary of the Effective Date

(b)           In addition to and not in limitation of the indemnification provided under the Partnership Agreement, the Partnership Group shall indemnify, defend and hold harmless BreitBurn Energy and its Affiliates from and against any claims, losses and expenses (including, without limitation, court costs and reasonable attorney’s and expert’s fees) of any and every kind or character, known or unknown, fixed or contingent, suffered or incurred by BreitBurn Energy and its Affiliates by reason of or arising out of events and conditions associated with the operation of the Indemnified Assets and occurring on or after the Effective Date unless such indemnification would not be permitted under the Partnership Agreement by reason of one of the provisos contained in Section 7.7(a) of the Partnership Agreement.

Section 3.5                                      Indemnification Procedures

(a)           The Indemnified Party agrees that promptly after it becomes aware of facts giving rise to a claim for indemnification under this Article III, it will provide notice thereof in writing to the Indemnifying Party, specifying the nature of and specific basis for such claim.

(b)           The Indemnifying Party shall have the right to control all aspects of the defense of (and any counterclaims with respect to) any claims brought against the Indemnified Party that are covered by the indemnification under this Article III, including, without limitation, the selection of counsel, determination of whether to appeal any decision of any court and the settling of any such matter or any issues relating thereto; provided, however, that no such settlement shall be entered into without the consent of the Indemnified Party (with the concurrence of the Conflicts Committee in the case of the Partnership Group) unless it includes a full release of the Indemnified Party from such matter or issues, as the case may be, and does not include the admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

(c)           The Indemnified Party agrees to cooperate fully with the Indemnifying Party, with respect to all aspects of the defense of any claims covered by the indemnification under this Article III, including, without limitation, the prompt furnishing to the Indemnifying Party of any correspondence or other notice relating thereto that the Indemnified Party may receive, permitting the name of the Indemnified Party to be utilized in connection with such defense, the making available to the Indemnifying Party of any files, records or other information of the Indemnified Party that the Indemnifying Party considers relevant to such defense and the making available to the Indemnifying Party, at no cost to the Indemnifying Party, of any employees of the Indemnified Party; provided, however, that in connection therewith the Indemnifying Party agrees to use reasonable efforts to minimize the impact thereof on the operations of the Indemnified Party and further agrees to endeavor to maintain the confidentiality of all files, records and other information furnished by the Indemnified Party pursuant to this Section 3.5.  In no event shall the obligation of the Indemnified Party to cooperate with the Indemnifying Party as set forth in the immediately preceding sentence be construed as imposing upon the Indemnified Party an obligation to hire and pay for counsel in connection with the defense of any claims covered by the indemnification set forth in this Article III; provided, however, that the Indemnified Party may, at its own option, cost and expense, hire and pay for counsel in connection with any such defense.  The Indemnifying Party agrees to keep any such counsel hired by the Indemnified Party informed as to the status of any such defense, but the Indemnifying Party shall have the right to retain sole control over such defense.

(d)           In determining the amount of any loss, cost, damage or expense for which the Indemnified Party is entitled to indemnification under this Agreement, the gross amount of the indemnification will be reduced by (i) any insurance proceeds realized by the Indemnified Party and (ii) all amounts recovered by the Indemnified Party under contractual indemnities from third Persons.

(e)           The date on which the Indemnifying Party receives notification of a claim for indemnification shall determine whether such claim is timely made.

ARTICLE IV
TITLE MATTERS

Section 4.1                                      Encumbrances.

(a)           Except to the extent provided in any other document executed in connection with this Agreement or the Offering, the contribution and conveyance (by operation of law or otherwise) of the Assets pursuant to this Agreement are made expressly subject to all recorded and unrecorded liens (other than consensual liens), encumbrances, agreements, defects, restrictions, adverse claims and all laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdictions over the Assets and operations conducted thereon or in connection therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including all matters that a current survey or visual inspection of the Assets would reflect.

(b)           To the extent that certain jurisdictions in which the Assets are located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 4.1(a) immediately above shall also be applicable to the conveyances under such documents.

Section 4.2             Disclaimer of Warranties; Subrogation; Waiver of Bulk Sales Laws.

(a)           EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS INCLUDING THE WATER, SOIL, GEOLOGY OR ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND EACH IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE PARTIES.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY.  EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN “AS IS”, “WHERE IS” CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION.  THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT.  THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET

FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING.

(b)           The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective Parties receiving such contributions, and all persons claiming by, through and under such Parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

(c)           Each of the Parties agrees that the disclaimers contained in this Section 4.2 are “conspicuous” disclaimers.  Any covenants implied by statute or law by the use of the words “grant,” “contribute,” “distribute,” “convey,” “bargain,” “assign,” “transfer,” “deliver” or “set over” or any of them or any other words used in this Agreement are hereby expressly disclaimed, waived or negated.

(d)           Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

ARTICLE V
FURTHER ASSURANCES

Section 5.1                                      Further Assurances.

From time to time after the Effective Time, and without any further consideration the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.

Section 5.2                                      Other Assurances.

From time to time after the Effective Time, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.  Without limiting the generality of the foregoing, the Parties acknowledge that the Parties have used their good faith efforts to attempt to identify all the assets being contributed to the Partnership Group as required in connection with the Offering.

However, it is possible that assets intended to be contributed to the Partnership Group were not identified and therefore are not included in the Assets.  It is the express intent of the Parties that the Partnership Group will own all assets necessary to operate the assets that are identified on Schedule A to this Agreement and in the Registration Statement.  To the extent any assets were not identified but are necessary to the operation of assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group.  To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group.  Likewise, to the extent that assets are identified at a later date that were not intended by the Parties to be conveyed as reflected in the Registration Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.

ARTICLE VI
EFFECTIVE TIME

Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article II or Article III of this Agreement shall be operative or have any effect until the Effective Time, at which time all the provisions of Article II or Article III of this Agreement shall be effective and operative in accordance with Section 8.1 and this Article VII, without further action by any Party.

ARTICLE VII

MISCELLANEOUS

Section 7.1                                      Order of Completion of Transactions.

The transactions provided for in Article II of this Agreement shall be completed immediately following the Effective Time in the order set forth in Article II of this Agreement.  The transaction provided for in Section 3.1 of this Agreement shall be completed simultaneously with the transactions provided for in Section 2.1 of this Agreement.  The transactions provided for in Section 2.9 of this Agreement shall be completed after those provided for in Article II and Section 3.1 of this Agreement.

Section 7.2                                      Costs.

Except for the transaction expenses set forth in Section 2.7, the Operating LP shall pay all expenses, fees and costs, including sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Operating LP shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article V of this Agreement.

Section 7.3             Headings; References; Interpretation.

All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.  The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including, without limitation, all Schedules and Exhibits attached hereto, and not to any particular provision of this Agreement.  All references herein to Articles, Sections, Schedules and Exhibits shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, and the Schedules and Exhibits attached hereto, and all such Schedules and Exhibits attached hereto are hereby incorporated herein and made a part hereof for all purposes.  All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.  The terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation.”

Section 7.4                                      Successors and Assigns.

The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 7.5                                      No Third Party Rights.

The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 7.6                                      Counterparts.

This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.

Section 7.7                                      Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.

Section 7.8                                      Severability.

If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.  Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 7.9                                      Amendment or Modification.

This Agreement may be amended or modified from time to time only by the written agreement of all the Parties.  Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement.

Section 7.10                                Integration.

This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter.  This document and such instruments contain the entire understanding of the Parties.  No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 7.11                                Deed; Bill of Sale; Assignment.

To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein; (but specifically excluding the Non-Consent Assets and the Surface Use Agreement); provided that in such event, as regards the Assets, any conflict between this Agreement and the Assignment shall be construed in favor of the Assignment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF,  this Agreement has been duly executed by the Parties as of the date first written above.

PRO GP CORP.

By:	/s/ Randall J. Findlay
Randall J. Findlay
President

PRO LP CORP.

By:	/s/ Randall J. Findlay
Randall J. Findlay
President

BREITBURN ENERGY CORPORATION

By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-President

BREITBURN ENERGY COMPANY L.P.

By:	Pro GP Corp.,
its General Partner

By:	/s/ Randall J. Findlay
Randall J. Findlay
President

BREITBURN ENERGY PARTNERS L.P.
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
Signature Pages

BREITBURN MANAGEMENT COMPANY, LLC

By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

BREITBURN GP, LLC

By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its General Partner

	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

BREITBURN OPERATING GP, LLC

By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

BREITBURN OPERATING L.P.

By:	BreitBurn Operating GP, LLC,
its General Partner

	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Co-Chief Executive Officer

BREITBURN ENERGY PARTNERS L.P.
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
Signature Pages

EXHIBIT B

OPERATIONS AND PROCEEDS AGREEMENT

EXHIBIT B-1
to that Certain Contribution, Conveyance and Assumption Agreement
dated October 10, 2006
Among Pro GP Corp., Pro LP Corp., BreitBurn Energy Corporation,
BreitBurn Energy Company L.P., BreitBurn Management Company, LLC,
BreitBurn GP, LLC, BreitBurn Energy Partners L.P.,
BreitBurn Operating G.P., LLC and BreitBurn Operating L.P.

Operations and Proceeds Agreement [Dominguez]

OPERATIONS AND PROCEEDS AGREEMENT

This Operations and Proceeds Agreement (this “Agreement”) is entered into this 10th day of October, 2006, by and between BreitBurn Energy Company L.P. (“Owner-Operator”) and BreitBurn Operating L.P. (“Counterparty”).  Owner-Operator and Counterparty are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WITNESSETH

WHEREAS, references is made to that certain Contribution, Conveyance and Assumption Agreement dated October 10, 2006 (the “Contribution Agreement”) in connection with that certain MLP transaction and related public offering (the “Transaction”), pursuant to which Owner-Operator has agreed to assign certain Non-Consent Assets (as defined in the Contribution Agreement) to Counterparty as a capital contribution, and in exchange for an assumption by Counterparty of Owner-Operator’s debt, only upon the receipt of certain consents with respect thereto; and

WHEREAS, pending the receipt of such consents, Owner-Operator has agreed to continue to hold title and all other interest in and to such Non-Consent Assets and to enter into this agreement with Counterparty with respect to the conduct of operations and the allocation of income, cost and liability thereunder; and

WHEREAS, entering into this Agreement will further the Transaction for the mutual benefit of the Parties;

NOW, THEREFORE, for and in consideration of the benefits herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
OPERATIONS

1.1          Operations.  During the term of this Agreement, Owner-Operator shall conduct all operations with respect to the oil and gas leases and other properties more particularly described in Exhibit A hereto (the “Leases”) and all other assets (including hydrocarbons), contracts and interests held in connection therewith or produced therefrom (collectively with the Leases, the “Lease Assets”) (such operations being herein referred to as the “Lease Operations”) as instructed by Counterparty from time to time.

1.2          Notification.  Owner-Operator shall, as soon as reasonably practicable, notify Counterparty of:

(a)           any material adverse change to the Lease Assets or any event that, with the passage of time or otherwise, is reasonably likely to result in a material adverse change to the Lease Assets;

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(b)           Owner-Operator becoming aware of any violation of law or breach of contract (or assertion alleging same) involving the Lease Assets or Lease Operations; and

(c)           any asserted claim or demand with respect to the Lease Assets or Lease Operations or for which Counterparty could bear ultimate financial responsibility or liability under the terms hereof or otherwise.

1.3          Standard of Care.  Owner-Operator shall conduct the Lease Operations, and maintain the Lease Assets, as would a reasonable and prudent operator.  If at any time Owner-Operator determines that complying with Counterparty’s instructions hereunder would be inconsistent with the standards of a reasonable and prudent operator, Owner-Operator shall promptly notify Owner-Operator of its specific concerns and the Parties shall agree on how to proceed but failing such agreement Owner-Operator shall proceed as instructed by Counterparty; provided that Owner-Operator shall never be obligated to violate any law or any good industry standard for protecting health, safety and the environment and provided that Counterparty shall fully release, indemnify and hold harmless Owner-Operator from any loss, cost, expense, damage or liability arising from such action(s) (other than to the extent resulting from Owner-Operator’s gross negligence or willful misconduct) regardless of simple negligence or strict liability.

ARTICLE II
ACCOUNTING

2.1          Accounts.  Owner-Operator shall maintain an accounting, in accordance with prudent and accepted accounting practices and separately for each operating property subject to this Agreement, of all income actually received (“Lease Income”) and all costs actually paid (“Lease Costs”), in each case as attributable to its interest in the Lease Assets and taking into account any pre-payments by Counterparty under Section 2.5 (the “Lease Accounting”).

2.2          Statements.  As requested by Counterparty, but no more often than monthly, during the term of this Agreement Owner-Operator shall prepare and deliver to Counterparty a statement setting forth the Lease Accounting for such requested period (each, an “Accounting Statement”), including such supporting material as is reasonably necessary to document same, or as Counterparty may reasonably request, and indicating whether, and the extent to which, Lease Income exceeded Lease Costs for such period (a “Net Profit”) or vice versa (a “Net Loss”).  On at least a monthly basis, Owner-Operator shall compute the Net Profit or the Net Loss attributable to each operating property subject to this Agreement.  Owner-Operator shall obtain the consent of Counterparty for any non-recurring expenses or any costs outside normal operations in connection with the Lease Operations in excess of $25,000.

2.3          Payment.  With respect to each month for which there is a Net Profit, Owner-Operator shall pay Counterparty, on or before the 25th day of the following month, an amount equal to such Net Profit.  With respect to each month for which there is a Net Loss, Counterparty shall pay Owner-Operator, on or before the 25th day of the following month, an amount equal to such Net Loss.  All payments hereunder shall be to accounts of the Parties as indicated to each other in writing from time to time.

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2.4          Operating/Reserve Accounts.  Notwithstanding the obligation of Owner-Operator to pay to Counterparty the Net Profit for each month, Owner-Operator shall, during the term of this Agreement until the final Accounting Statement issued in connection with the termination of this Agreement, be entitled to maintain from month to month, an account containing a balance reasonably approximating the following month’s anticipated expenses with respect to the Lease Operations and a reasonable emergency reserve (not exceeding five month’s operating expenses with respect to the Lease Operations).

2.5          Pre-Payments.  If Owner-Operator determines, acting reasonably, that any Lease Cost anticipated for the following month is likely to result in a Net Loss for such month, it shall promptly notify Counterparty of same and Counterparty shall use reasonable endeavors to pay such Lease Cost to Owner-Operator in advance of same being paid by Owner-Operator.

ARTICLE III
INFORMATION ACCESS

3.1          Access.  Owner-Operator shall:

(a)           permit Counterparty to observe Lease Operations, have access to the Lease Assets and inspect all files, records and contracts related thereto; and

(b)           timely provide Counterparty such information as it may reasonably need (as determined by Owner-Operator acting in good faith), or as Counterparty may reasonably request from time to time, in order to (i) be fully and fairly informed as to the state of the Lease Assets and the Lease Operations conducted and to be conducted, (ii) make reasonably informed decisions with respect to instructions for Lease Operations or disposition of the Lease Assets, and (iii) fully document Lease Operations, Lease Costs and Lease Income hereunder;

in each case except to the extent prohibited by applicable confidentiality restrictions or other contractual or legal obligations.  Owner-Operator shall reasonably cooperate with Counterparty’s access to and inspection of such information and the Lease Assets and Counterparty shall not unreasonably interfere with the operations and activities of Owner-Operator.

3.2          Audit.  Counterparty shall have the right, at reasonable intervals and at is own expense, to audit Owner-Operator’s books and records to confirm compliance with the terms of this Agreement; provided that if any such audit conclusively identifies material errors on the part of Owner-Operator, the expense of such audit shall be for the account of Owner-Operator (notwithstanding Section 5.2).

ARTICLE IV
ASSIGNMENT

4.1          Assignment.  Owner-Operator shall continue to use commercially reasonable efforts to obtain all necessary consents for the contribution of the Lease Assets; provided however that nothing in this Agreement shall require Owner-Operator to incur or agree to incur any liability or cost, or to make any payment, in conjunction with obtaining such consent.  Upon

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the receipt of all such necessary consents, the Parties shall execute the Assignment (as defined in the Contribution Agreement) with respect to the Leases and either Party shall have the right to cause same to be recorded of record, and this Agreement shall terminate in accordance with Section 6.1(a).

4.2          Title.  Nothing in this Agreement shall be construed as conveying title to or any interest in the Leases, all of which, until such time as the Assignment executed pursuant to Section 4.1 shall become effective, shall remain solely with Owner-Operator.  Should any provision of this Agreement be construed as conveying an interest in the Leases, where such construction would result in a termination, breach or release of the Leases, then such provision shall be null and void ab initio and of no force or effect.  If any such nullified provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such nullification.

ARTICLE V
INDEMNIFICATION

5.1          Owner-Operator Indemnification.  Owner-Operator shall release, defend, indemnify and hold harmless Counterparty from and against any and all loss, cost, expense, damage and liability arising out of or related to the Lease Operations or the ownership or operation of the Lease Assets, in each case (i) to the extent resulting from Owner-Operator’s breach of this Agreement, gross negligence or willful misconduct or (ii) to the extent attributable to periods prior to the date hereof.

5.2          Counterparty Indemnification.  Counterparty shall release, defend, indemnify and hold harmless Owner-Operator from and against any and all loss, cost, expense, damage and liability arising out of or related to the Lease Operations or the ownership or operation of the Lease Assets (other than to the extent of Owner-Operator’s indemnification set forth in Section 5.1 above) to the extent attributable to periods from and after the date hereof.

ARTICLE VI
TERMINATION

6.1          Termination.  This Agreement shall terminate upon the first to occur of:

(a)           the Assignment executed pursuant to Section 4.1 becoming effective in accordance with its terms;

(b)           Owner-Operator and Counterparty ceasing to be Affiliates; and

(c)           Owner-Operator and Counterparty mutually agree in writing to such termination.

For purposes of this Section, “Affiliate” shall mean, with respect to a given person or entity, any other person or entity (i) that directly or indirectly (through one or more intermediaries) controls, or is controlled by, or is under common control with, such first mentioned person or entity, (ii)

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that beneficially owns, holds or controls 50% or more of the interest of such first mentioned person or entity, or (iii) for which 50% or more of the interest therein is beneficially owned, held or controlled by such first mentioned person or entity.

6.2.         Final Accounting Statement.  Upon termination of this Agreement, Owner-Operator shall promptly deliver to Counterparty a final Accounting Statement effective as of the date of such termination (taking into account the balance of any reserve or operating accounts existing as of the date of such termination) and the Parties shall promptly pay any final Net Profits or Net Loss in accordance with the terms of Section 2.3.

6.3          Survival.  Notwithstanding the termination of this Agreement, Section 6.2 shall survive until such time as the Parties have fulfilled their obligations thereunder; Section 2.3 shall survive to the extent required for the effectiveness of Section 6.2; Section 3.2 shall survive for a period of 1 year; Sections 5.1 and 5.2 shall survive indefinitely; and this Section 6.3 shall survive to the extent necessary to give effect to terms hereof.

ARTICLE VII
MISCELLANEOUS

7.1          Choice of Law.  This Agreement shall be governed by the laws of the State of California without regard to choice of law principles that would apply the laws of another jurisdiction.

7.2          Severability.  If any provision of this Agreement contravenes, or is unenforceable under, applicable laws such provision shall be deemed severable and of no force or effect to the extent of such contravention or unenforceability but all other provisions hereof shall nevertheless remain in full force and effect. If any such severed provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such severing.

7.3          Assignments.  Neither Party shall assign this Agreement without the express prior written consent of the other Party.  Owner-Operator shall not assign the Leases without the express prior written consent of Counterparty.

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7.4          Headings.  The headings of Articles and Sections of this Agreement are used for convenience of reference only and shall not limit or affect the legal construction of any provision hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BREITBURN ENERGY COMPANY L.P.,
a Delaware limited partnership

By:		/s/ RANDALL H. BREITENBACH
Name:	Randall H. Breitenbach
Title:	Co-Chief Executive Officer

BREITBURN OPERATING L.P., a Delaware limited
partnership

	By:	BreitBurn Operating GP, LLC, a Delaware
limited liability company, its general
partner

		By:	/s/ RANDALL H. BREITENBACH
		Name:	Randall H. Breitenbach
		Title:	Co-Chief Executive Officer

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EXHIBIT B-2
to that Certain Contribution, Conveyance and Assumption Agreement
dated October 10, 2006
Among Pro GP Corp., Pro LP Corp., BreitBurn Energy Corporation,
BreitBurn Energy Company L.P., BreitBurn Management Company, LLC,
BreitBurn GP, LLC, BreitBurn Energy Partners L.P.,
BreitBurn Operating G.P., LLC and BreitBurn Operating L.P.
BreitBurn Operating G.P., LLC and BreitBurn Operating L.P.

Operations and Proceeds Agreement [Long Beach]

OPERATIONS AND PROCEEDS AGREEMENT

This Operations and Proceeds Agreement (this “Agreement”) is entered into this 10th day of October, 2006, by and between BreitBurn Energy Company L.P. (“Owner-Operator”) and BreitBurn Operating L.P. (“Counterparty”).  Owner-Operator and Counterparty are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WITNESSETH

WHEREAS, references is made to that certain Contribution, Conveyance and Assumption Agreement dated October 10, 2006 (the “Contribution Agreement”) in connection with that certain MLP transaction and related public offering (the “Transaction”), pursuant to which Owner-Operator has agreed to assign certain Non-Consent Assets (as defined in the Contribution Agreement) to Counterparty as a capital contribution, and in exchange for an assumption by Counterparty of Owner-Operator’s debt, only upon the receipt of certain consents with respect thereto; and

WHEREAS, pending the receipt of such consents, Owner-Operator has agreed to continue to hold title and all other interest in and to such Non-Consent Assets and to enter into this agreement with Counterparty with respect to the conduct of operations and the allocation of income, cost and liability thereunder; and

WHEREAS, entering into this Agreement will further the Transaction for the mutual benefit of the Parties;

NOW, THEREFORE, for and in consideration of the benefits herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
OPERATIONS

1.1          Operations.  During the term of this Agreement, Owner-Operator shall conduct all operations with respect to the oil and gas leases and other properties more particularly described in Exhibit A hereto (the “Leases”) and all other assets (including hydrocarbons), contracts and interests held in connection therewith or produced therefrom (collectively with the Leases, the “Lease Assets”) (such operations being herein referred to as the “Lease Operations”) as instructed by Counterparty from time to time.

1.2          Notification.  Owner-Operator shall, as soon as reasonably practicable, notify Counterparty of:

(a)           any material adverse change to the Lease Assets or any event that, with the passage of time or otherwise, is reasonably likely to result in a material adverse change to the Lease Assets;

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(b)           Owner-Operator becoming aware of any violation of law or breach of contract (or assertion alleging same) involving the Lease Assets or Lease Operations; and

(c)           any asserted claim or demand with respect to the Lease Assets or Lease Operations or for which Counterparty could bear ultimate financial responsibility or liability under the terms hereof or otherwise.

1.3          Standard of Care.  Owner-Operator shall conduct the Lease Operations, and maintain the Lease Assets, as would a reasonable and prudent operator.  If at any time Owner-Operator determines that complying with Counterparty’s instructions hereunder would be inconsistent with the standards of a reasonable and prudent operator, Owner-Operator shall promptly notify Owner-Operator of its specific concerns and the Parties shall agree on how to proceed but failing such agreement Owner-Operator shall proceed as instructed by Counterparty; provided that Owner-Operator shall never be obligated to violate any law or any good industry standard for protecting health, safety and the environment and provided that Counterparty shall fully release, indemnify and hold harmless Owner-Operator from any loss, cost, expense, damage or liability arising from such action(s) (other than to the extent resulting from Owner-Operator’s gross negligence or willful misconduct) regardless of simple negligence or strict liability.

ARTICLE II
ACCOUNTING

2.1          Accounts.  Owner-Operator shall maintain an accounting, in accordance with prudent and accepted accounting practices and separately for each operating property subject to this Agreement, of all income actually received (“Lease Income”) and all costs actually paid (“Lease Costs”), in each case as attributable to its interest in the Lease Assets and taking into account any pre-payments by Counterparty under Section 2.5 (the “Lease Accounting”).

2.2          Statements.  As requested by Counterparty, but no more often than monthly, during the term of this Agreement Owner-Operator shall prepare and deliver to Counterparty a statement setting forth the Lease Accounting for such requested period (each, an “Accounting Statement”), including such supporting material as is reasonably necessary to document same, or as Counterparty may reasonably request, and indicating whether, and the extent to which, Lease Income exceeded Lease Costs for such period (a “Net Profit”) or vice versa (a “Net Loss”).  On at least a monthly basis, Owner-Operator shall compute the Net Profit or the Net Loss attributable to each operating property subject to this Agreement.  Owner-Operator shall obtain the consent of Counterparty for any non-recurring expenses or any costs outside normal operations in connection with the Lease Operations in excess of $25,000.

2.3          Payment.  With respect to each month for which there is a Net Profit, Owner-Operator shall pay Counterparty, on or before the 25th day of the following month, an amount equal to such Net Profit.  With respect to each month for which there is a Net Loss, Counterparty shall pay Owner-Operator, on or before the 25th day of the following month, an amount equal to such Net Loss.  All payments hereunder shall be to accounts of the Parties as indicated to each other in writing from time to time.

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2.4          Operating/Reserve Accounts.  Notwithstanding the obligation of Owner-Operator to pay to Counterparty the Net Profit for each month, Owner-Operator shall, during the term of this Agreement until the final Accounting Statement issued in connection with the termination of this Agreement, be entitled to maintain from month to month, an account containing a balance reasonably approximating the following month’s anticipated expenses with respect to the Lease Operations and a reasonable emergency reserve (not exceeding five month’s operating expenses with respect to the Lease Operations).

2.5          Pre-Payments.  If Owner-Operator determines, acting reasonably, that any Lease Cost anticipated for the following month is likely to result in a Net Loss for such month, it shall promptly notify Counterparty of same and Counterparty shall use reasonable endeavors to pay such Lease Cost to Owner-Operator in advance of same being paid by Owner-Operator.

ARTICLE III
INFORMATION ACCESS

3.1          Access.  Owner-Operator shall:

(a)           permit Counterparty to observe Lease Operations, have access to the Lease Assets and inspect all files, records and contracts related thereto; and

(b)           timely provide Counterparty such information as it may reasonably need (as determined by Owner-Operator acting in good faith), or as Counterparty may reasonably request from time to time, in order to (i) be fully and fairly informed as to the state of the Lease Assets and the Lease Operations conducted and to be conducted, (ii) make reasonably informed decisions with respect to instructions for Lease Operations or disposition of the Lease Assets, and (iii) fully document Lease Operations, Lease Costs and Lease Income hereunder;

in each case except to the extent prohibited by applicable confidentiality restrictions or other contractual or legal obligations.  Owner-Operator shall reasonably cooperate with Counterparty’s access to and inspection of such information and the Lease Assets and Counterparty shall not unreasonably interfere with the operations and activities of Owner-Operator.

3.2          Audit.  Counterparty shall have the right, at reasonable intervals and at is own expense, to audit Owner-Operator’s books and records to confirm compliance with the terms of this Agreement; provided that if any such audit conclusively identifies material errors on the part of Owner-Operator, the expense of such audit shall be for the account of Owner-Operator (notwithstanding Section 5.2).

ARTICLE IV
ASSIGNMENT

4.1          Assignment.  Owner-Operator shall continue to use commercially reasonable efforts to obtain all necessary consents for the contribution of the Lease Assets; provided however that nothing in this Agreement shall require Owner-Operator to incur or agree to incur any liability or cost, or to make any payment, in conjunction with obtaining such consent.  Upon

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the receipt of all such necessary consents, the Parties shall execute the Assignment (as defined in the Contribution Agreement) with respect to the Leases and either Party shall have the right to cause same to be recorded of record, and this Agreement shall terminate in accordance with Section 6.1(a).

4.2          Title.  Nothing in this Agreement shall be construed as conveying title to or any interest in the Leases, all of which, until such time as the Assignment executed pursuant to Section 4.1 shall become effective, shall remain solely with Owner-Operator.  Should any provision of this Agreement be construed as conveying an interest in the Leases, where such construction would result in a termination, breach or release of the Leases, then such provision shall be null and void ab initio and of no force or effect.  If any such nullified provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such nullification.

ARTICLE V
INDEMNIFICATION

5.1          Owner-Operator Indemnification.  Owner-Operator shall release, defend, indemnify and hold harmless Counterparty from and against any and all loss, cost, expense, damage and liability arising out of or related to the Lease Operations or the ownership or operation of the Lease Assets, in each case (i) to the extent resulting from Owner-Operator’s breach of this Agreement, gross negligence or willful misconduct or (ii) to the extent attributable to periods prior to the date hereof.

5.2          Counterparty Indemnification.  Counterparty shall release, defend, indemnify and hold harmless Owner-Operator from and against any and all loss, cost, expense, damage and liability arising out of or related to the Lease Operations or the ownership or operation of the Lease Assets (other than to the extent of Owner-Operator’s indemnification set forth in Section 5.1 above) to the extent attributable to periods from and after the date hereof.

ARTICLE VI
TERMINATION

6.1          Termination.  This Agreement shall terminate upon the first to occur of:

(a)           the Assignment executed pursuant to Section 4.1 becoming effective in accordance with its terms;

(b)           Owner-Operator and Counterparty ceasing to be Affiliates; and

(c)           Owner-Operator and Counterparty mutually agree in writing to such termination.

For purposes of this Section, “Affiliate” shall mean, with respect to a given person or entity, any other person or entity (i) that directly or indirectly (through one or more intermediaries) controls, or is controlled by, or is under common control with, such first mentioned person or entity,

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(ii) that beneficially owns, holds or controls 50% or more of the interest of such first mentioned person or entity, or (iii) for which 50% or more of the interest therein is beneficially owned, held or controlled by such first mentioned person or entity.

6.2.         Final Accounting Statement.  Upon termination of this Agreement, Owner-Operator shall promptly deliver to Counterparty a final Accounting Statement effective as of the date of such termination (taking into account the balance of any reserve or operating accounts existing as of the date of such termination) and the Parties shall promptly pay any final Net Profits or Net Loss in accordance with the terms of Section 2.3.

6.3          Survival.  Notwithstanding the termination of this Agreement, Section 6.2 shall survive until such time as the Parties have fulfilled their obligations thereunder; Section 2.3 shall survive to the extent required for the effectiveness of Section 6.2; Section 3.2 shall survive for a period of 1 year; Sections 5.1 and 5.2 shall survive indefinitely; and this Section 6.3 shall survive to the extent necessary to give effect to terms hereof.

ARTICLE VII
MISCELLANEOUS

7.1          Choice of Law.  This Agreement shall be governed by the laws of the State of California without regard to choice of law principles that would apply the laws of another jurisdiction.

7.2          Severability.  If any provision of this Agreement contravenes, or is unenforceable under, applicable laws such provision shall be deemed severable and of no force or effect to the extent of such contravention or unenforceability but all other provisions hereof shall nevertheless remain in full force and effect. If any such severed provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such severing.

7.3          Assignments.  Neither Party shall assign this Agreement without the express prior written consent of the other Party.  Owner-Operator shall not assign the Leases without the express prior written consent of Counterparty.

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7.4          Headings.  The headings of Articles and Sections of this Agreement are used for convenience of reference only and shall not limit or affect the legal construction of any provision hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BREITBURN ENERGY COMPANY L.P.,
a Delaware limited partnership

By:	/s/ RANDALL H. BREITENBACH
Name:	Randall H. Breitenbach
Title:	Co-Chief Executive Officer

BREITBURN OPERATING L.P., a Delaware limited partnership

By:	BreitBurn Operating GP, LLC, a Delaware
limited liability company, its general
partner

	By:	/s/ RANDALL H. BREITENBACH
	Name:	Randall H. Breitenbach
	Title:	Co-Chief Executive Officer

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EXHIBIT C

SURFACE OPERATING AGREEMENT

SURFACE OPERATING AGREEMENT

This Surface Operating Agreement (this “Agreement”) is entered into this 10th day of October, 2006, by and between BreitBurn Energy Company L.P. and its predecessor BreitBurn Energy Corporation (collectively “Surface Operator”) and BreitBurn Operating L.P. (“Owner”).  Surface Operator and Owner are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WITNESSETH

WHEREAS, reference is made to that certain Contribution, Conveyance and Assumption Agreement dated October 10, 2006, in connection with that certain MLP transaction and related public offering (the “Transaction”), pursuant to which Surface Operator has assigned that certain oil and gas lease more particularly described in Exhibit A (the “Lease”) to Owner as a capital contribution and in exchange for an assumption by Owner of Surface Operator’s debt; and

WHEREAS, reference is made to that certain Agreement between United States of America and Hancock Oil Company dated the 19th day of August, 1954, pursuant to which Surface Operator, as successor in interest to Hancock Oil Company, has the right to conduct operations on the surface of the lands covered by the Lease (the “Surface Use Agreement”); and

WHEREAS, assignment of the Surface Use Agreement requires the prior written consent of the government, which consent has not yet been obtained as of the date of the closing of the Transaction; and

WHEREAS, pending the receipt of such consent, Surface Operator has agreed to continue to conduct all operations with respect to such Lease to the extent requiring access to the surface of the lands governed by the Surface Use Agreement in consideration for Owner assuming all obligations of Surface Operator thereunder, all in accordance with the terms hereof; and

WHEREAS, entering into this Agreement will further the Transaction for the mutual benefit of the Parties;

NOW, THEREFORE, for and in consideration of the benefits herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
OPERATIONS

1.1          Operations.  During the term of this Agreement, Surface Operator shall conduct such operations with respect to the Lease and all other assets (including hydrocarbons), contracts and interests held in connection therewith or produced therefrom (collectively with the Lease, the “Lease Assets”) to the extent requiring access to the surface of the lands covered by, or

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otherwise related to or arising under, the Surface Use Agreement (such operations being herein referred to as the “Surface Operations”), if any, as instructed by Owner from time to time.

1.2          Standard of Care.  Surface Operator shall conduct the Surface Operations in a good and workmanlike manner in accordance with all applicable laws and good industry standards for protecting health, safety and the environment.  If at any time Surface Operator determines that complying with Owner’s instructions hereunder would be inconsistent with such standards, Surface Operator shall promptly notify Surface Operator of its specific concerns and the Parties shall agree on how to proceed, but failing such agreement Surface Operator shall proceed as instructed by Owner; provided that Surface Operator shall never be obligated to violate any law or any good industry standard for protecting health, safety and the environment and provided that Owner shall fully release, indemnify and hold harmless Surface Operator from any loss, cost, expense, damage or liability arising from such action(s) (other than to the extent resulting from Surface Operator’s gross negligence or willful misconduct in conducting Surface Operations) regardless of simple negligence or strict liability.

ARTICLE II
ACCOUNTING

2.1          Invoices.  The Parties shall use reasonable efforts to cause all third party invoices for services rendered in connection with the Surface Operations (each, a “Third Party Invoice”) to be delivered directly to Owner for payment.  Surface Operator shall promptly forward to Owner all Third Party Invoices it receives, in order for Owner to have sufficient time to pay same, together with such supporting material as is reasonably necessary to document any Third Party Invoice or as Owner may reasonably request. Surface Operator shall obtain the consent of Owner for non-recurring expenses or any costs outside the ordinary operations in connection with the Surface Operations in excess of $25,000.

2.2          Out of Pocket Expenses.  Owner shall reimburse Surface Operator on a monthly basis for all direct and indirect expenses including reasonable overhead and indirect costs, incurred by Surface Operator in conducting operations on behalf of Owner hereunder.  Such reimbursement shall be determined pursuant to the Administrative Services Agreement by and among Owner, Surface Operator and BreitBurn Management Company, LLC, or its equivalent, as amended from time to time.  If Surface Operator reasonably incurs any direct out-of-pocket expenses in connection with conducting the Surface Operations during a given month, Owner shall reimburse Surface Operator as follows.  With respect to the reimbursement of operating costs or out-of-pocket expenses, Surface Operator shall, within 30 days following the end of such month, prepare and deliver to Owner an invoice setting forth the amount of such expenses, including such supporting material as is reasonably necessary to document same, or as Owner may reasonably request.  Owner shall pay Surface Operator, within 15 days following receipt of such invoice, all amounts set forth therein other than amounts subject to a good faith dispute among the Parties.  All payments to Surface Operator hereunder shall be to the account it designates in writing from time to time.

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ARTICLE III
REPORTING

3.1          Reporting.  Surface Operator shall timely provide Owner such information as it may reasonably need (as determined by Surface Operator acting in good faith), or as Owner may reasonably request from time to time, in order to (i) be fully and fairly informed as to the Surface Operations, (ii) make reasonably informed decisions with respect to instructions for changes to or additional Surface Operations, and (iii) fully document Surface Operations, operating fee, Third Party Invoices and Direct Expenses hereunder.  Without limiting the generality of the foregoing, Operator shall, as soon as reasonably practicable following becoming aware of same in connection with conducting the Surface Operations, notify Owner of:

(a)           any material adverse change to the Lease Assets or any event that, with the passage of time or otherwise, is reasonably likely to result in a material adverse change to the Lease Assets;

(b)           any violation of law or breach of contract (or assertion alleging same) involving the Lease Assets or Surface Operations; and

(c)           any asserted claim or demand with respect to the Lease Assets or Surface Operations or for which Owner could bear ultimate financial responsibility or liability under the terms hereof or otherwise.

ARTICLE IV
SURFACE USE ASSIGNMENT

4.1          Consent.  Surface Operator shall take such steps as the Parties shall mutually agree for the purposes of obtaining all necessary consents to assign the Surface Use Agreement to Owner.

4.2          No-Conveyance.  Nothing in this Agreement shall be construed as conveying the Surface Use Agreement to Owner, which, until such time as all necessary consents have been received, shall remain solely with Surface Operator.  Should any provision of this Agreement be construed as conveying the Surface Use Agreement, where such construction would result in a termination, breach or release of the Surface Use Agreement, then such provision shall be null and void ab initio and of no force or effect.  If any such nullified provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such nullification.

ARTICLE V
ASSUMPTION AND INDEMNIFICATION

5.1          Assumed Obligations.  Owner hereby assumes all costs and liabilities of Surface Operator or any predecessors in interest, including costs and liabilities attributable to

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abandonment, operations, plugging and remediation, arising under the Surface Use Agreement (the “Assumed Obligations”).

5.2          Indemnification.  Owner shall release, defend, indemnify and hold harmless Surface Operator from and against any and all loss, cost, expense, damage and liability (including but not limited to reasonable attorney’s fees) arising out of or related to the Surface Operations, the Surface Use Agreement or the ownership of the Lease, including without limitation all Assumed Obligations (other than to the extent resulting from Surface Operator’s material breach of this Agreement, or gross negligence or willful misconduct in conducting Surface Operations), regardless of Surface Operator’s simple negligence or strict liability.

ARTICLE VI
TERMINATION

6.1          Termination.  This Agreement shall terminate upon the first to occur of:

(a)           the assignment by Surface Operator to Owner of the Surface Use Agreement following the receipt of all consents necessary therefor;

(b)           Surface Operator and Owner ceasing to be Affiliates; and

(c)           the Owner and Surface Operator mutually agree in writing to such termination.

For purposes of this Section, “Affiliate” shall mean, with respect to a given person or entity, any other person or entity (i) that directly or indirectly (through one or more intermediaries) controls, or is controlled by, or is under common control with, such first mentioned person or entity, (ii) that beneficially owns, holds or controls 50% or more of the interest of such first mentioned person or entity, or (iii) for which 50% or more of the interest therein is beneficially owned, held or controlled by such first mentioned person or entity.

6.2          Survival.  Article V shall survive the termination of this Agreement.

ARTICLE VII
MISCELLANEOUS

7.1          Choice of Law.  This Agreement shall be governed by the laws of the State of California without regard to choice of law principles that would apply the laws of another jurisdiction.

7.2          Severability.  If any provision of this Agreement contravenes, or is unenforceable under, applicable laws such provision shall be deemed severable and of no force or effect to the

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extent of such contravention or unenforceability but all other provisions hereof shall nevertheless remain in full force and effect. If any such severed provision alters the overall economic effect between the Parties hereunder, the Parties shall use good faith efforts to amend this Agreement to create the economic effect that would have existed but for such severing.

7.3          Assignments.  Neither Party shall assign this Agreement without the express prior written consent of the other Party.

7.4          Headings.  The headings of Articles and Sections of this Agreement are used for convenience of reference only and shall not limit or affect the legal construction of any provision hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

BREITBURN ENERGY COMPANY L.P.,
a Delaware limited partnership

By:		/s/ RANDALL H. BREITENBACH
Name:	Randall H. Breitenbach
Title:	Co-Chief Executive Officer

BREITBURN ENERGY CORPORATION,
a California corporation

By:	/s/ RANDALL H. BREITENBACH
Name:	Randall H. Breitenbach
Title:	Co-President

BREITBURN OPERATING L.P., a Delaware limited partnership

	By:	BreitBurn Operating GP, LLC, a Delaware
limited liability company, its general
partner

		By:	/s/ RANDALL H. BREITENBACH
		Name:	Randall H. Breitenbach
		Title:	Co-Chief Executive Officer

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